UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2005

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota

1-9595

41-0907483

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South

Richfield, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the registrant’s Current Report on Form 8-K filed December 30, 2004, to reflect that the registrant has engaged Deloitte & Touche LLP to be its independent auditor for the fiscal year beginning February 27, 2005.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b) On February 25, 2005, Best Buy Co., Inc., engaged Deloitte & Touche LLP (D&T), effective February 27, 2005, as the registrant’s new independent auditor for the fiscal year beginning February 27, 2005. The engagement of D&T was approved by the Audit Committee of the registrant’s Board of Directors. On December 30, 2004, the registrant filed a Current Report on Form 8-K to report that Ernst & Young LLP would be dismissed as the registrant’s independent auditor effective at the conclusion of the audit for the registrant’s fiscal year ending February 26, 2005.

During the registrant’s two most recent fiscal years and through February 24, 2005, the registrant has not consulted with D&T regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: February 25, 2005	/s/ Bruce H. Besanko
Bruce H. Besanko
Vice President — Finance